UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07056

Nuveen Select Maturities Municipal Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds	March 31, 2024

Nuveen Municipal

Closed-End Funds

Nuveen Select Maturities Municipal Fund	NIM

Nuveen Select Tax-Free Income Portfolio	NXP

Annual

Report

Table

of Contents

Important Notices

NIM – Portfolio Manager Update

Effective October 13, 2023, Steven Hlavin was added as a portfolio manager. There were no other changes to the portfolio management of the Fund during the reporting period.

NXP – Portfolio Manager Update

Effective October 13, 2023, Stephen Candido, CFA, was added as a portfolio manager. There were no other changes to the portfolio management of the Fund during the reporting period.

Management Fees

As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of each Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee listed within this report plus 0.1600%.

Refer to the Notes to Financial Statements within this report for further details on the Funds’ management fees.

Portfolio Managers’

Comments

Nuveen Select Maturities Municipal Fund (NIM)

Nuveen Select Tax-Free Income Portfolio (NXP)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. The portfolio managers for the Nuveen Select Maturities Municipal Fund (NIM) are Paul Brennan, CFA and Steven Hlavin. The portfolio managers for the Nuveen Select Tax-Free Income Portfolio (NXP) are Michael Hamilton and Stephen Candido, CFA.

Portfolio Manager Updates

Effective October 13, 2023, Steven Hlavin was added as a portfolio manager for NIM. Paul Brennan continues to serve as a portfolio manager of the Fund. Effective October 13, 2023, Stephen Candido was added as a portfolio manager for NXP. Michael Hamilton continues to serve as a portfolio manager of the Fund.

Here the Funds’ portfolio managers review U.S. economic and market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended March 31, 2024. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and municipal markets during the twelve-month reporting period ended March 31, 2024?

The U.S. economy was relatively resilient amid persistent inflationary pressure and elevated interest rates during the twelve-month period ended March 31, 2024. Gross domestic product rose at an annualized rate of 1.6% in the first quarter of 2024, slowing from 3.4% in the fourth quarter of 2023 and 2.5% in 2023 as a whole (from the 2022 annual level to the 2023 annual level), according to the U.S. Bureau of Economic Analysis advance estimate.

Inflation and central banks’ responses to it impacted investor sentiment during the reporting period. The Federal Reserve (Fed) raised the fed funds target rate to 5.25% to 5.50% in July 2023 and has maintained that level at subsequent meetings. During the reporting period, inflation rates continued to run hotter than the target levels set by the Fed and other major central banks, although price pressures moderated significantly from the post-pandemic highs in 2022. While the Fed’s rate hiking cycle (which began in March 2022) caused uncertainty, the Fed’s pause after July 2023 led to expectations that it would begin decreasing rates some time in 2024.

During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of March 2024, the unemployment rate was 3.8%, near its pre-pandemic low, with monthly job growth continuing to moderate from the faster pace earlier in the post-pandemic recovery. The strong labor market and wage gains helped the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.

Investors also continued to monitor government funding and deficits during the reporting period. The U.S. government avoided a default scenario after approving an increase to the debt ceiling limit in June 2023. At the same time, the potential for a government shutdown loomed but was ultimately avoided with funding resolutions passed in September and November 2023 and February 2024. Notably, in August 2023, ratings agency Fitch downgraded U.S. debt from AAA to AA+ based on concerns about the U.S.’s growing fiscal debt and reduced confidence in fiscal management.

The broad municipal bond market was impacted by interest rate volatility, economic uncertainty and shifting expectations about the Fed’s monetary policy during the reporting period. Municipal yields rose across the maturity spectrum, despite a steep decline in November-December 2023, when Treasury markets moved sharply to reassess the timing of potential Fed rate cuts and municipal yields followed in kind. The fourth quarter of 2023 saw one of the municipal bonds’ best rallies in several decades, which more than offset negative performance in much of the rest of the reporting period. Municipal credit fundamentals remained strong in the reporting period, and reduced supply issuance continued to be met with healthy demand, which helped municipal credit spreads narrow. This drove stronger performance in bonds lower down the credit ratings spectrum relative to the highest rated paper.

Nuveen Select Maturities Municipal Fund (NIM)

What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2024?

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes and have varying maturities, targeting an overall intermediate duration profile. The Fund may use inverse floating rate securities to more efficiently implement its investment strategy to create up to 10% effective leverage. Inverse floating rate securities, sometimes referred to as “inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement. NIM had no effective leverage during the reporting period.

The Fund continued to pursue its investment objectives during the reporting period. The Fund modestly increased its exposure to single-family housing bonds, but there were no material changes to the Fund’s overall positioning.

How did the Fund perform during the twelve-month reporting period ended March 31, 2024?

For the twelve months ended March 31, 2024, the Nuveen Select Maturities Municipal Fund (NIM) outperformed the S&P Municipal Bond Intermediate Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Intermediate Index.

During the reporting period, the primary contributor to the Fund’s relative performance was its longer duration and yield curve positioning, particularly an overweight to bonds with durations of 10 years and longer, which benefited from the municipal yield curve flattening. Additional contributors included the Fund’s overweight to lower rated, higher yielding bonds, including A, BBB and non-rated bonds, and overweights to revenue sectors with greater exposures to lower rated bonds, such as transportation, health care, industrial development revenue and tobacco. Corresponding underweights to tax-supported sectors, which lagged because of their primarily high credit quality (AAA and AA rated), were also advantageous. Individual security selection also contributed, including positions in Florida high-speed rail and Brightline Passenger Rail which continued to see ridership growth and expansion of its service, and several Puerto Rico and Illinois positions.

One of the contributors to the Fund’s outperformance was an equity holding in Vistra Vision Corp. (formerly Energy Harbor). The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra named Vistra Vision. In connection with the transaction, Nuveen Funds and accounts received a combination of cash and shares in Vistra Vision. As Nuveen anticipated, these shares were issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.

There were no material detractors from relative performance during the reporting period.

Nuveen Select Tax-Free Income Portfolio (NXP)

What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2024?

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with preservation of capital. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests primarily in municipal securities that are either rated investment grade at the time of investment, or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may use inverse floating rate securities to more efficiently implement its investment strategy to create up to 10% effective leverage. Inverse floating rate securities, sometimes referred to as “inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement. NXP had no effective leverage during the reporting period.

During the reporting period, the portfolio management team remained focused on pursuing the Fund’s investment objectives and continued to seek opportunities to support the Fund’s income earnings. The Fund modestly extended its overall duration in the fall of 2023 when prevailing interest rates were higher. Otherwise, there were no material changes to the portfolio’s overall positioning.

Portfolio Managers’ Comments (continued)

How did the Fund perform during the twelve-month reporting period ended March 31, 2024?

For the twelve months ended March 31, 2024, the Nuveen Select Tax-Free Income Portfolio (NXP) outperformed the S&P Municipal Bond Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.

During the reporting period, the primary contributor to the Fund’s relative performance was its longer duration and yield curve positioning, particularly its overweight to bonds with durations of 10 years and longer, which benefited from the municipal yield curve flattening. The Fund also benefited from an overweight and security selection in the dedicated tax sector, where the Fund held long duration bonds that outperformed, and an overweight and security selection in the other transportation sector, where a position in the Florida high-speed rail, Brightline Passenger Rail, was a top contributor. Brightline continued to see ridership growth and expansion of its service. Additionally, the Fund’s overweights to lower rated, higher yielding credit (primarily A, BBB and BB rated) helped drive outperformance as credit spreads narrowed.

One of the contributors to the Fund’s outperformance was an equity holding in Vistra Vision and its predecessor Energy Harbor. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra named Vistra Vision. In connection with the transaction, Nuveen Funds and accounts received a combination of cash and shares in Vistra Vision. As Nuveen anticipated, these shares were issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.

Partially offsetting the Fund’s outperformance were its holdings in non-rated bonds, which were considerably shorter duration than the index and detracted from relative performance because shorter-duration bonds lagged longer-duration structures. The Fund’s underweight to the industrial development revenue sector also detracted, as the sector performed well during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2024. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NIM	NXP

April	$0.0260	$0.0485
May	0.0260	0.0485
June	0.0260	0.0485
July	0.0260	0.0485
August	0.0260	0.0485
September	0.0260	0.0485
October	0.0260	0.0485
November	0.0260	0.0485
December	0.0260	0.0485
January	0.0260	0.0485
February	0.0260	0.0485
March	0.0260	0.0485

Total Distributions from Net Investment Income	$0.3120	$0.5820

Yields	NIM	NXP

Market Yield[1]	3.47%	4.03%
Taxable-Equivalent Yield[1]	5.86%	6.81%

[1]

Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund sought to pay regular monthly dividends out of its net investment income at a rate that reflected its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund paid dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund reported a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Updated Distribution Policy

On October 23, 2023, the Funds’ Board of Trustees (the “Board”) updated each Fund’s distribution policy. Effective for distributions payable on December 1, 2023, each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-

Common Share Information (continued)

closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

NXP*

Maximum aggregate offering	14,000,000

*	Represents additional shares for the period July 5, 2023 through March 31, 2024.

During the current reporting period, NXP sold common shares through its Shelf Offering at a weighted average premium to their NAV per common share as shown in the accompanying table.

NXP

Common shares sold through shelf offering	1,101,796
Weighted average premium to NAV per common share sold	0.56%

Refer to Notes to Financial Statements, for further details of Shelf Offerings and each Fund’s transactions

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of March 31, 2024, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NIM	NXP

Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	1,240,000	4,785,000

OTHER COMMON SHARE INFORMATION

As of March 31, 2024, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NIM	NXP

Common share NAV	$10.04	$14.65
Common share price	$8.99	$14.44
Premium/(Discount) to NAV	(10.46)%	(1.43)%
Average premium/(discount) to NAV	(9.77)%	(0.50)%

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Intermediate Index: An index containing bonds in the S&P Municipal Bond Index that mature between 3 and 15 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries March 31, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of March 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NIM at Common Share NAV	9/18/92	3.61%	1.96%	2.72%

NIM at Common Share Price	9/18/92	0.85%	1.06%	1.91%

S&P Municipal Bond Intermediate Index	—	2.56%	1.65%	2.50%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Intermediate Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of March 31, 2024 - Common Share Price

Holdings Summaries as of March 31, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	95.1%

Common Stocks	3.3%

Asset-Backed and Mortgage-Backed Securities	0.4%

Short-Term Municipal Bonds	3.5%

Other Assets & Liabilities, Net	(2.3)%

Net Assets	100%

Bond Credit Quality (% of total investment exposure)

U.S. Guaranteed	3.6%

AAA	10.5%

AA	32.1%

A	23.2%

BBB	10.9%

BB or Lower	7.2%

N/R (not rated)	9.2%

N/A (not applicable)	3.3%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/General	16.6%

Transportation	15.8%

Utilities	14.0%

Housing/Single Family	11.5%

Tax Obligation/Limited	10.9%

Health Care	10.8%

U.S. Guaranteed	3.6%

Other	13.2%

Common Stocks	3.2%

Asset-Backed and Mortgage-Backed Securities	0.4%

Total	100%

States and Territories[1] (% of total municipal bonds)

Illinois	8.6%

California	8.5%

Texas	7.0%

New York	6.4%

Ohio	6.1%

Wisconsin	4.5%

New Jersey	4.2%

Pennsylvania	3.7%

Colorado	3.7%

Florida	3.5%

Louisiana	3.1%

Puerto Rico	2.8%

Washington	2.3%

Oklahoma	2.2%

Michigan	2.1%

Tennessee	2.1%

North Carolina	2.0%

Georgia	1.8%

Indiana	1.8%

Alabama	1.4%

Nebraska	1.3%

Kentucky	1.3%

Arizona	1.3%

District of Columbia	1.3%

Connecticut	1.3%

Other	15.7%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries March 31, 2024

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Performance*

		Total Returns as of March 31, 2024
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NXP at Common Share NAV	3/19/92	4.70%	2.49%	3.89%

NXP at Common Share Price	3/19/92	5.11%	3.45%	4.60%

S&P Municipal Bond Index	–	3.34%	1.66%	2.69%

*	For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of March 31, 2024 - Common Share Price

Holdings Summaries as of March 31, 2024

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)

Municipal Bonds	98.6%

Common Stocks	0.9%

Other Assets & Liabilities, Net	0.5%

Net Assets	100%

Bond Credit Quality (% of total investment exposure)

U.S. Guaranteed	4.6%

AAA	7.2%

AA	44.2%

A	28.7%

BBB	6.5%

BB or Lower	2.7%

N/R (not rated)	5.2%

N/A (not applicable)	0.9%

Total	100%

Portfolio Composition (% of total investments)

Tax Obligation/Limited	27.8%

Tax Obligation/General	20.2%

Transportation	19.5%

Health Care	9.9%

Education and Civic Organizations	8.4%

Utilities	7.3%

U.S. Guaranteed	4.6%

Other	1.4%

Common Stocks	0.9%

Total	100%

States and Territories[1] (% of total municipal bonds)

California	17.2%

Colorado	8.8%

Illinois	8.5%

Texas	8.1%

New Jersey	5.5%

Washington	5.2%

Massachusetts	4.6%

Idaho	3.9%

New York	3.8%

Arizona	3.0%

Florida	3.0%

Oregon	2.7%

Connecticut	2.7%

Missouri	2.7%

Puerto Rico	2.5%

Michigan	1.6%

Guam	1.5%

District of Columbia	1.5%

Indiana	1.4%

Nebraska	1.3%

Other	10.5%

Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Select Maturities Municipal Fund and Nuveen Select Tax-Free Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Select Maturities Municipal Fund and Nuveen Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

May 24, 2024

NIM	Nuveen Select Maturities Municipal Fund
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 98.8%
		MUNICIPAL BONDS - 95.1%

		Alabama - 1.4%

$215		Alabama Public School and College Authority, Capital Improvement Pool Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/27	No Opt. Call	$231,102

80		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 4.000%, 7/01/37	7/28 at 100.00	80,517

200		Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2023C, 5.500%, 10/01/54, (Mandatory Put 6/01/32)	3/32 at 100.12	219,107

345		Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2021A, 4.000%, 6/01/51, (Mandatory Put 12/01/31)	9/31 at 100.53	347,983

100		Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2022 Sub D-1, 4.000%, 7/01/52, (Mandatory Put 6/01/27)	3/27 at 100.17	101,124

125		Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50, (Mandatory Put 12/01/25)	9/25 at 100.58	125,488

65		Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	62,351

135		Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34, (Mandatory Put 6/16/25)	No Opt. Call	130,882

200		Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Refunding Series 2024A, 5.000%, 8/01/54, (Mandatory Put 4/01/32)	1/32 at 100.22	213,970

		Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A:
105		4.500%, 5/01/32, 144A	5/29 at 100.00	105,487
150		5.250%, 5/01/44, 144A	5/29 at 100.00	151,457
		Total Alabama		1,769,468

		Alaska - 0.4%

420		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II, 2.000%, 12/01/35	6/29 at 100.00	337,865

100		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2022A-II, 2.350%, 12/01/39	12/30 at 100.00	77,787

150		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series 2022B-1, 2.150%, 6/01/36	12/30 at 100.00	123,479

110		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2 Class 2, 0.000%, 6/01/66	6/31 at 30.73	14,705
		Total Alaska		553,836

		Arizona - 1.3%

145	(c)	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27, (ETM)	No Opt. Call	155,672

175		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)	6/24 at 100.00	175,191

250		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2022-2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)	3/27 at 100.00	257,681

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
$235	5.000%, 12/01/32	No Opt. Call	$250,955
730	5.000%, 12/01/37	No Opt. Call	795,190
	Total Arizona		1,634,689

	Arkansas - 0.3%

100	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52, (AMT), 144A	9/25 at 105.00	102,218

265	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-2, 5.000%, 9/01/44, (Mandatory Put 9/01/27)	3/27 at 100.00	278,771
	Total Arkansas		380,989

	California - 8.3%

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45, (Mandatory Put 4/01/26)	10/25 at 100.00	97,620

100	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory Put 10/01/31)	10/30 at 100.65	105,435

100	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023F, 5.500%, 10/01/54, (Mandatory Put 11/01/30)	8/30 at 100.12	110,312

200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 5.000%, 6/01/30	No Opt. Call	221,330

395	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 3.750%, 2/01/32	2/27 at 100.00	403,944

55	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39, (Mandatory Put 10/01/25)	10/25 at 100.00	55,741

96	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-3, 3.250%, 8/20/36	No Opt. Call	88,939

175	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A, 3.950%, 1/01/50, (AMT), (Mandatory Put 1/30/25)	4/24 at 100.00	174,569

205	California Infrastructure and Economic Development Bank, Revenue Bonds, California Academy of Sciences, San Francisco, Series 2024A, 3.250%, 8/01/29	8/28 at 100.00	205,815

275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/31, 144A	7/26 at 100.00	279,122

1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.250%, 12/31/32 - AGM Insured, (AMT)	6/28 at 100.00	987,898

150	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015A-2, 3.625%, 7/01/27, (AMT)	7/25 at 100.00	149,425

290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25, (AMT)	No Opt. Call	289,410

205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25, (AMT)	No Opt. Call	203,309

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)

$150		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	$151,627

		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
710		5.000%, 12/01/27, 144A	No Opt. Call	732,297
30		5.000%, 12/01/33, 144A	6/28 at 100.00	31,209

175		California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45, (Mandatory Put 11/01/29)	No Opt. Call	194,667

270		California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Variable Rate Demand Obligation Series 2003D, 5.000%, 5/01/33, (Mandatory Put 11/01/29)	No Opt. Call	300,344

100		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.000%, 7/01/43, 144A	7/32 at 100.00	78,617

200		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-1, 2.650%, 12/01/46, 144A	12/31 at 100.00	157,203

870		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	98,658

70		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	73,399

100		Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32	9/24 at 100.00	100,676

55		Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 - AGM Insured	4/24 at 100.00	55,018

1,070		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 5.875%, 8/01/28	2/28 at 100.00	1,201,858

2,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 - AGC Insured	No Opt. Call	1,908,659

2,000		San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	1,280,343

415	(c)	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29, (Pre-refunded 1/15/25)	1/25 at 100.00	420,194

215		Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/25	No Opt. Call	216,748
		Total California		10,374,386

		Colorado - 3.6%

750		Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/30, (AMT)	12/27 at 100.00	750,619

300		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/36	8/29 at 100.00	323,465

600		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49, (Mandatory Put 8/01/26)	2/26 at 100.00	614,966

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Colorado (continued)
$280	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2024A, 5.000%, 12/01/34	No Opt. Call	$329,085

300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	240,151

100	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2021H, 2.000%, 5/01/42	5/30 at 100.00	67,485

70	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022D, 5.750%, 11/15/34, (AMT)	11/32 at 100.00	83,184

100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2023B, 5.000%, 11/15/27, (AMT)	No Opt. Call	105,569

100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A	4/24 at 103.00	101,260

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
355	0.000%, 9/01/29 - NPFG Insured	No Opt. Call	297,498
380	0.000%, 9/01/33 - NPFG Insured	No Opt. Call	274,942

500	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34, 144A	9/27 at 103.00	502,268

	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A:
100	5.000%, 1/15/31	No Opt. Call	110,633
100	4.000%, 7/15/40	No Opt. Call	99,223

100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27	No Opt. Call	95,911

500	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022, 6.250%, 12/01/32	12/29 at 103.00	499,665
	Total Colorado		4,495,924

	Connecticut - 1.3%

320	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A, 4.000%, 7/01/36	1/30 at 100.00	322,821

50	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1, 4.000%, 7/01/28	No Opt. Call	50,882

180	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42, (Mandatory Put 7/01/26)	No Opt. Call	173,464

160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49, (Mandatory Put 7/01/24)	4/24 at 100.00	158,799

80	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020E-3, 1.850%, 5/15/38	5/30 at 100.00	57,726

450	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2022C-1, 4.250%, 11/15/37	11/31 at 100.00	458,441

335	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B, 4.200%, 11/15/38	5/32 at 100.00	338,537
	Total Connecticut		1,560,670

	Delaware - 0.2%

210	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%, 10/01/45, (Mandatory Put 10/01/25)	10/25 at 100.00	197,472

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Delaware (continued)
$100		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024A, 4.450%, 7/01/44	1/33 at 100.00	$100,234
		Total Delaware		297,706

		District of Columbia - 1.3%

110		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	4/24 at 100.00	110,005

300		District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2023C, 5.000%, 10/01/32	No Opt. Call	355,303

515		Metropolitan Washington Airports Authority, D.C, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A, 4.000%, 10/01/52 - AGM Insured	10/31 at 100.00	491,133

250		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/34, (AMT)	10/24 at 100.00	251,201

330		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, 5.000%, 10/01/34, (AMT)	10/32 at 100.00	370,921
		Total District of Columbia		1,578,563

		Florida - 3.4%

175		Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017, 3.000%, 9/01/28 - AGM Insured	No Opt. Call	173,960

395	(c)	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1, 5.000%, 6/01/25, (Pre-refunded 12/01/24)	12/24 at 100.00	398,298

300		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A	4/24 at 107.00	313,130

350		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Series 2019A-2, 6.250%, 1/01/49, (AMT), (Mandatory Put 12/18/24), 144A	4/24 at 100.00	350,082

		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
665		6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A	4/24 at 101.00	665,229
575		6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A	4/24 at 101.00	575,300

250		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023A, 7.500%, 7/01/57, (AMT), (Mandatory Put 8/15/24)	4/24 at 104.00	248,608

580		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023C, 8.250%, 7/01/57, (AMT), (Mandatory Put 8/15/24), 144A	4/24 at 100.00	579,878

45		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	44,924

100		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-2, 2.050%, 7/01/41	7/30 at 100.00	69,672

300		Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Refunding Series 2014, 4.000%, 9/01/34	9/24 at 100.00	298,149

200		Hillsborough County, Florida, Solid Waste and Resource Recovery Revenue Bonds, Refunding Series 2016A, 4.000%, 9/01/34	No Opt. Call	200,575

15		JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A, 5.000%, 10/01/27	No Opt. Call	15,955

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Florida (continued)
$90	(c)	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31, (Pre-refunded 12/01/24)	12/24 at 100.00	$90,722

100		Pompano Beach, Florida, Revenue Bonds, John Knox Village of Florida Incorporated Project, Series 2021B-1, 2.000%, 1/01/29	No Opt. Call	89,975

260		Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/34	9/30 at 86.77	173,182
		Total Florida		4,287,639

		Georgia - 1.8%

250		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A, 2.600%, 12/01/32	6/29 at 100.00	229,211

240		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A, 4.150%, 12/01/38	6/32 at 100.00	241,481

1,000		Georgia State, General Obligation Bonds, Series 2021A, 5.000%, 7/01/27	No Opt. Call	1,069,497

265		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49, (Mandatory Put 12/02/24)	9/24 at 100.43	265,359

100		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2021A, 4.000%, 7/01/52, (Mandatory Put 9/01/27)	6/27 at 100.65	100,825

200		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A	5/27 at 100.81	194,662

150		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023E-1, 5.000%, 12/01/53, (Mandatory Put 6/01/31)	3/31 at 100.08	160,321
		Total Georgia		2,261,356

		Hawaii - 1.1%

200		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27, 144A	4/24 at 100.00	200,131

870		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26, (AMT)	No Opt. Call	691,752

20		Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	20,387

480		HAWAIIAN ELECTRIC COMPANY INC. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25, (AMT)	No Opt. Call	415,962
		Total Hawaii		1,328,232

		Idaho - 0.6%

100		Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A, 4.450%, 1/01/44	1/33 at 100.00	99,802

475		Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	470,933

170		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2021, 3.750%, 9/01/51, 144A	12/26 at 103.00	133,009
		Total Idaho		703,744

		Illinois - 8.4%

		Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
25		2.700%, 3/01/26 - BAM Insured	3/25 at 100.00	24,504
25		2.900%, 3/01/28 - BAM Insured	3/25 at 100.00	24,413
65		3.050%, 3/01/30 - BAM Insured	3/25 at 100.00	64,436

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
$25		2.700%, 3/01/26 - BAM Insured	3/25 at 100.00	$24,504
35		2.900%, 3/01/28 - BAM Insured	3/25 at 100.00	34,177
40		3.050%, 3/01/30 - BAM Insured	3/25 at 100.00	39,653

1,215		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	1,273,894

750		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	830,029

290		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/30	12/27 at 100.00	299,029

200		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	205,507

300		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/24	No Opt. Call	301,636

310		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2015A, 5.000%, 1/01/33	1/25 at 100.00	312,510

100		Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, 5.500%, 1/01/39	1/32 at 100.00	110,444

		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
190		5.000%, 1/01/25	No Opt. Call	191,759
180		5.000%, 1/01/26	No Opt. Call	184,422

100		Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%, 11/15/41	11/30 at 100.00	98,305

590		Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 3.300%, 3/01/28 - BAM Insured	3/26 at 100.00	589,549

180		Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	182,268

250		Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	253,614

560	(c)	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%, 9/01/39, (Pre-refunded 9/01/24)	9/24 at 100.00	561,857

260		Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2021B, 5.000%, 8/15/53, (Mandatory Put 8/15/31)	No Opt. Call	286,302

280		Illinois Housing Development Authority, Revenue Bonds, Green Series 2021B, 2.150%, 10/01/41	4/30 at 100.00	198,624

		Illinois State, General Obligation Bonds, February Series 2014:
400		5.000%, 2/01/25	4/24 at 100.00	400,399
325		5.000%, 2/01/26	4/24 at 100.00	325,337

		Illinois State, General Obligation Bonds, November Series 2017D:
210		5.000%, 11/01/24	No Opt. Call	211,718
100		5.000%, 11/01/28	11/27 at 100.00	106,045

400		Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/32	10/28 at 100.00	430,871

610		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	627,891

605		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014C, 5.000%, 1/01/36	1/25 at 100.00	612,450

		North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
365		4.000%, 2/01/28 - BAM Insured	No Opt. Call	379,080
200		4.000%, 2/01/29 - BAM Insured	2/28 at 100.00	207,529

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
$395		4.000%, 2/01/30 - BAM Insured	2/28 at 100.00	$410,272

290	(c)	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/25, (ETM)	No Opt. Call	294,775

		Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
255		5.000%, 3/01/33	3/25 at 100.00	257,498
160		5.000%, 3/01/34 - AGM Insured	3/25 at 100.00	161,539
		Total Illinois		10,516,840

		Indiana - 1.8%

170		Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College, Refunding Series 2013A, 5.000%, 10/01/32	4/24 at 100.00	170,055

100		Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power & Light Company Project, Refunding Series 2020A, 0.950%, 12/01/38, (AMT), (Mandatory Put 4/01/26)	No Opt. Call	92,752

590		Indiana Finance Authority, Environmental Revenue Bonds, Duke Energy Indiana, Inc. Project, Refunding Series 2009A-1, 4.500%, 5/01/35, (AMT), (Mandatory Put 6/01/32)	6/27 at 100.00	595,129

80		Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/24	No Opt. Call	80,516

30		Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2021A, 2.050%, 7/01/41	7/30 at 100.00	20,902

350		Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Social PAC Series 2021B, 2.125%, 7/01/41	7/30 at 100.00	247,757

155		Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	156,194

200		Terre Haute Sanitary District, Indiana, Revenue Bonds, Bond Anticipation Notes Series 2023, 5.250%, 9/28/28	7/24 at 100.00	200,204

250		Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 5.000%, 2/01/29	8/24 at 100.00	251,222

400		Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc. Project, Refunding Series 2019A, 5.000%, 12/01/44, (AMT), (Mandatory Put 6/05/26)	No Opt. Call	408,650
		Total Indiana		2,223,381

		Iowa - 0.2%

200		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 4.000%, 12/01/50, (Mandatory Put 12/01/32)	12/29 at 103.00	208,932

100		Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2021B, 2.200%, 7/01/41	7/30 at 100.00	71,904
		Total Iowa		280,836

		Kansas - 0.1%

100		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022, 5.750%, 9/01/39, 144A	3/29 at 103.00	99,013
		Total Kansas		99,013

		Kentucky - 1.3%

30		Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36	2/30 at 100.00	29,740

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Kentucky (continued)
$225		Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2008A, 2.000%, 2/01/32, (AMT)	6/31 at 100.00	$186,634

290		Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022B, 3.700%, 1/01/32, (AMT)	No Opt. Call	284,240

550		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/31	6/27 at 100.00	566,291

100		Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2020A, 4.000%, 12/01/50, (Mandatory Put 6/01/26)	3/26 at 100.63	99,824

500		Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44, (AMT), (Mandatory Put 9/01/27)	No Opt. Call	440,756

25		Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green- Warren County Community Hospital Corporation, Refunding Series 2021A, 5.000%, 4/01/29	No Opt. Call	27,318
		Total Kentucky		1,634,803

		Louisiana - 3.1%

200		Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39	12/29 at 100.00	194,023

30		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2021D, 2.350%, 12/01/41	6/30 at 100.00	22,286

485		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2022A, 3.850%, 12/01/37	6/31 at 100.00	477,665

100		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2024A, 4.000%, 12/01/39, (WI/DD)	6/33 at 100.00	98,905

535		Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2021B, 2.500%, 4/01/36	4/26 at 100.00	440,284

1,000		Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	966,081

195		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/30	5/27 at 100.00	203,832

310		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016, 5.000%, 5/15/29	5/26 at 100.00	319,259

415		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/24	No Opt. Call	415,370

155		New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	159,529

155	(c)	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32, (Pre-refunded 6/01/25)	6/25 at 100.00	157,908

105		Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30), 144A	No Opt. Call	115,367

100		Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37, (Mandatory Put 7/01/26)	No Opt. Call	95,441

165		Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/33 - AGM Insured	12/28 at 100.00	168,325
		Total Louisiana		3,834,275

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Maine - 0.2%

$105		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A, 2.050%, 11/15/41	5/30 at 100.00	$72,665

100		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A, 2.400%, 11/15/41	11/30 at 100.00	74,710

55		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.550%, 11/15/40	5/29 at 100.00	44,326

140		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2021C, 2.150%, 11/15/41	11/30 at 100.00	99,156
		Total Maine		290,857

		Maryland - 1.0%

335		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/30	9/27 at 100.00	334,775

245		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	218,910

230		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021A, 1.950%, 9/01/41	3/30 at 100.00	154,122

175		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021B, 2.100%, 9/01/41	3/30 at 100.00	122,959

400		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C, 2.450%, 9/01/41	9/30 at 100.00	302,968

120		Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Refunding Series 2024A, 5.000%, 7/01/37	7/34 at 100.00	139,510
		Total Maryland		1,273,244

		Massachusetts - 1.1%

200		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A, 5.000%, 7/01/27	7/24 at 100.00	195,198

100		Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017, 4.000%, 10/01/32, 144A	4/24 at 104.00	99,715

120	(c)	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39, (Pre-refunded 6/01/29)	6/29 at 100.00	133,659

80		Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, 5.000%, 7/01/33	7/28 at 100.00	85,719

100		Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G, 5.000%, 7/15/36, 144A	7/30 at 100.00	101,571

50		Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G, 5.000%, 7/01/35	7/31 at 100.00	54,411

115		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	97,643

70		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220, 2.125%, 12/01/40	6/30 at 100.00	50,439

65		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021-221, 2.200%, 12/01/41	6/30 at 100.00	46,500

65		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021-223, 2.350%, 6/01/39	12/30 at 100.00	50,835

		Massachusetts State, General Obligation Bonds, Refunding Series 2024B:

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Massachusetts (continued)
$200	5.000%, 11/01/37	5/34 at 100.00	$235,364
200	5.000%, 11/01/38	5/34 at 100.00	233,629
	Total Massachusetts		1,384,683

	Michigan - 2.1%

180	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - NPFG Insured	No Opt. Call	187,929

150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	151,405

555	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2022B-MI, 5.000%, 12/01/43, (Mandatory Put 12/01/28)	6/28 at 100.00	591,748

50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	48,277

270	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2021A, 2.250%, 10/01/41	10/30 at 100.00	195,900

320	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	285,001

360	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2020C, 2.600%, 12/01/40	6/30 at 100.00	289,045

125	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A, 2.150%, 12/01/41	12/30 at 100.00	88,482

25	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic Packaging International, LLC Coated Recycled Board Machine Project, Green Series 2021, 4.000%, 10/01/61, (AMT), (Mandatory Put 10/01/26)	No Opt. Call	24,994

705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F, 5.000%, 12/01/33, (AMT)	12/25 at 100.00	717,457
	Total Michigan		2,580,238

	Minnesota - 0.8%

67	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	58,992

165	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	4/24 at 100.00	157,324

105	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.500%, 7/01/40	7/29 at 100.00	84,109

70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I, 2.000%, 7/01/40	1/30 at 100.00	49,447

100	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021D, 2.200%, 7/01/41	7/30 at 100.00	71,904

115	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H, 2.350%, 7/01/41	1/31 at 100.00	85,809

325	Minnesota Municipal Gas Agency, Commodity Supply Revenue Bonds, Series 2022A, 4.000%, 12/01/52, (Mandatory Put 12/01/27)	9/27 at 100.37	327,860

175	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2021A, 2.000%, 2/01/28	2/27 at 100.00	162,080
	Total Minnesota		997,525

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Mississippi - 0.2%

$130		Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	4/24 at 100.00	$128,915

100		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021, 2.375%, 6/01/44	6/26 at 100.00	62,884

30		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A, 2.000%, 12/01/40	6/30 at 100.00	21,065
		Total Mississippi		212,864

		Missouri - 0.5%

100		Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26	11/25 at 100.00	97,373

60		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2021B, 2.000%, 11/01/41	5/30 at 100.00	41,163

490		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023B, 4.100%, 11/01/38	11/32 at 100.00	493,255
		Total Missouri		631,791

		Montana - 0.5%

260		Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	4/24 at 100.00	260,128

325		Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	280,666

25		Montana Board of Housing, Single Family Mortgage Bonds, Series 2021B, 2.000%, 12/01/41	12/30 at 100.00	17,131
		Total Montana		557,925

		Nebraska - 1.3%

190		Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Refunding Series 2023A-1, 5.000%, 5/01/54, (Mandatory Put 11/01/29)	8/29 at 100.13	201,028

75		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	66,164

515		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.300%, 9/01/32	3/29 at 100.00	450,781

230		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2021C, 2.300%, 9/01/41	9/30 at 100.00	169,586

500		Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38	4/24 at 100.00	496,027

100		Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Series 2022B, 5.000%, 12/15/27	12/25 at 100.00	102,752

100		Sarpy County, Nebraska, Limited Tax Highway Allocation Fund Pledge Bonds, Series 2021, 2.000%, 6/01/27	6/26 at 100.00	94,479

140		Saunders County School District 1, Ashland-Greenwood, Nebraska, General Obligation Bonds, Series 2021, 2.000%, 12/15/50	12/30 at 100.00	80,650
		Total Nebraska		1,661,467

		Nevada - 0.3%

200	(c)	Clark County, Nevada, General Obligation Bonds, Flood Control Series 2014, 4.000%, 11/01/33, (Pre-refunded 11/01/24)	11/24 at 100.00	200,569

65		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/34	7/27 at 100.00	66,290

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nevada (continued)
$100		Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Refunding Series 2021A, 2.200%, 10/01/41	10/30 at 100.00	$71,687

50		Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	48,107
		Total Nevada		386,653

		New Hampshire - 1.1%

244		National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	237,528

396		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A, 4.375%, 9/20/36	No Opt. Call	388,714

147		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-2 Class A, 4.000%, 10/20/36	No Opt. Call	139,855

295		National Finance Authority, New Hampshire, Pollution Control Revenue Bonds, New York State Electric & Gas Corporation Project, Refunding Series 2022A, 4.000%, 12/01/28, (AMT)	No Opt. Call	295,796

210		New Hampshire Business Finance Authority, 4.250%, 7/20/41	No Opt. Call	208,521

125	(c)	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc. Project , Series 2015A., 4.250%, 1/01/36, (Pre-refunded 1/01/26), (AMT)	1/26 at 100.00	126,065
		Total New Hampshire		1,396,479

		New Jersey - 4.1%

70	(c)	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24, (AMT), (ETM)	No Opt. Call	70,023

220		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/28, (AMT)	4/24 at 100.00	220,116

1,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	1,017,831

200		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)	4/24 at 100.50	200,446

250		New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2019A, 2.200%, 10/01/39, (AMT), (Mandatory Put 12/03/29)	12/29 at 100.00	221,283

105		New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 3.750%, 12/01/31, (AMT)	12/26 at 100.00	103,975

		New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
350		5.000%, 6/01/24	No Opt. Call	350,588
500		4.000%, 6/01/30	No Opt. Call	536,025
150		4.000%, 6/01/31	No Opt. Call	162,394
200		4.000%, 6/01/32	No Opt. Call	218,475

1,280		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	926,394

170		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	170,159

		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
210		5.000%, 6/01/28	No Opt. Call	225,408
685		5.000%, 6/01/29	6/28 at 100.00	736,278
		Total New Jersey		5,159,395

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Mexico - 0.1%

$90	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	$79,564

100	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021C, 2.100%, 7/01/41	7/30 at 100.00	70,416
	Total New Mexico		149,980

	New York - 5.0%

205	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/24	No Opt. Call	204,276

120	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1, 5.000%, 6/01/40, 144A	12/30 at 100.00	113,130

200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A	6/27 at 100.00	195,639

750	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A, 5.000%, 12/01/36	12/32 at 100.00	795,433

170	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/24 - AGM Insured	No Opt. Call	168,799

60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	52,657

60	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60, (Mandatory Put 11/01/24)	4/24 at 100.00	58,819

	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
20	4.000%, 1/01/32 - AGM Insured	1/31 at 100.00	21,001
135	3.000%, 1/01/33 - AGM Insured	1/31 at 100.00	130,311

100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series BB-2, 5.000%, 6/15/39	12/33 at 100.00	115,158

125	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024B, 5.000%, 5/01/38	11/33 at 100.00	144,220

275	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024D-1, 5.000%, 11/01/27	No Opt. Call	295,692

350	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/29	No Opt. Call	388,118

100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I, 3.625%, 11/01/33	11/27 at 100.00	100,367

255	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P, 2.600%, 11/01/34	5/28 at 100.00	222,587

240	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	233,552

330	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Sustainability Series 2023C-2, 3.800%, 11/01/62, (Mandatory Put 5/01/29)	8/25 at 100.00	330,328

120	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	106,426

100	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	75,249

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New York (continued)

$75	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 233, 2.200%, 4/01/36	4/30 at 100.00	$62,529

245	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 239, 2.450%, 10/01/41	10/30 at 100.00	185,419

245	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 242, 2.950%, 10/01/37	4/31 at 100.00	214,125

	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
100	4.000%, 7/01/32, (AMT)	7/24 at 100.00	97,118
230	4.000%, 7/01/33, (AMT)	7/24 at 100.00	222,623
160	5.000%, 7/01/34, (AMT)	7/24 at 100.00	160,192
620	5.000%, 7/01/41, (AMT)	7/24 at 100.00	615,860
70	4.000%, 7/01/46 - AGM Insured, (AMT)	7/24 at 100.00	66,122

115	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/26, (AMT)	4/24 at 100.00	115,033

500	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%, 12/01/29, (AMT)	No Opt. Call	539,168

140	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv, Series 2021B-EFRB, 3.600%, 7/01/29	No Opt. Call	136,321

105	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv, Series 2021C-EFRB, 3.200%, 7/01/28, 144A	No Opt. Call	103,312
	Total New York		6,269,584

	North Carolina - 2.0%

100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A, 4.000%, 7/01/39	7/32 at 100.00	99,406

85	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	71,229

725	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Social Series 2023-50, 3.950%, 7/01/38	1/32 at 100.00	722,558

1,365	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	1,405,927

250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C, 0.000%, 7/01/27	7/26 at 96.08	217,832
	Total North Carolina		2,516,952

	North Dakota - 1.2%

120	Cass County Joint Water Reserve District, North Dakota, Temporary Improvement Special Assessment Bonds, Refunding Series 2024A, 3.450%, 4/01/27, (WI/DD)	1/26 at 100.00	120,001

270	Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2021, 3.000%, 5/01/46	5/27 at 100.00	186,209

55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	49,123

55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020A, 2.700%, 7/01/35	7/29 at 100.00	48,432

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	North Dakota (continued)
$95	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B, 2.350%, 7/01/40	1/30 at 100.00	$72,378

100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2021A, 2.250%, 7/01/41	7/30 at 100.00	72,648

675	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2022F, 3.950%, 7/01/37	1/32 at 100.00	678,885

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
200	5.000%, 6/01/28	No Opt. Call	195,044
100	5.000%, 6/01/43	6/28 at 100.00	86,682
	Total North Dakota		1,509,402

	Ohio - 6.0%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
155	5.000%, 6/01/27	No Opt. Call	162,753
75	5.000%, 6/01/29	No Opt. Call	81,190
230	5.000%, 6/01/31	6/30 at 100.00	252,045
100	5.000%, 6/01/32	6/30 at 100.00	109,491
250	5.000%, 6/01/34	6/30 at 100.00	272,790
365	5.000%, 6/01/35	6/30 at 100.00	397,159
100	4.000%, 6/01/48	6/30 at 100.00	92,954

295	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	279,399

480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	4/24 at 100.00	425,861

20	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding & Improvement Series 2021, 3.000%, 8/01/40	2/31 at 100.00	16,494

335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29, (AMT), (Mandatory Put 10/01/24)	No Opt. Call	328,854

225	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40, (AMT), (Mandatory Put 10/01/29)	No Opt. Call	198,599

350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42, (AMT), (Mandatory Put 10/01/29)	No Opt. Call	308,932

100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41, (AMT), (Mandatory Put 10/01/29)	10/24 at 100.00	88,787

100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26, (Mandatory Put 10/01/24)	No Opt. Call	98,069

400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Dayton Power & Light Company Project, Refunding Collateralized Series 2015A, 4.250%, 11/01/40, (AMT), (Mandatory Put 6/01/27)	No Opt. Call	398,379

200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Duke Energy Corporation Project, Refunding Series 2022A, 4.250%, 11/01/39, (AMT), (Mandatory Put 6/01/27)	No Opt. Call	202,134

45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, (AMT), 144A	No Opt. Call	44,919

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Ohio (continued)
$50	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/36	1/30 at 100.00	$53,705

100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	86,634

100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	82,672

25	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020B, 2.250%, 9/01/40	9/29 at 100.00	18,529

100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A, 4.350%, 9/01/44	9/33 at 100.00	98,419

2,520	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 5.700%, 2/15/34	2/31 at 100.00	2,977,065

90	Toledo-Lucas County Port Authority, Ohio, Development Revenue Bonds, Northwest Ohio Bond Fund, HB Magruder Memorial Hospital Project, Series 2021F, 2.250%, 11/15/36	5/28 at 100.00	73,069

70	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	70,061

200	Washington County, Ohio, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group, Series 2022, 6.375%, 12/01/37	12/32 at 100.00	216,536
	Total Ohio		7,435,499

	Oklahoma - 2.2%

75	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28	No Opt. Call	78,023

115	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020, 2.750%, 9/01/31	9/30 at 100.00	109,065

800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds, Refunding Series 2018, 3.625%, 9/01/33	9/28 at 100.00	768,895

100	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Norman Technology Center Project, Series 2021, 4.000%, 5/01/35	5/31 at 100.00	105,335

250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	270,316

200	Oklahoma County Independent School District 89 Oklahoma City, Oklahoma, General Obligation Bonds, Combined Purpose Series 2024A, 1.250%, 7/01/26	No Opt. Call	188,338

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
230	5.000%, 8/15/28	No Opt. Call	237,838
105	5.500%, 8/15/52	8/28 at 100.00	108,321
95	5.500%, 8/15/57	8/28 at 100.00	97,824

100	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/37	8/32 at 100.00	105,155

45	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 2.650%, 9/01/35	3/29 at 100.00	39,236

495	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2022A, 3.800%, 9/01/37	3/31 at 100.00	486,437

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Oklahoma (continued)

$160	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31	3/29 at 100.00	$173,378
	Total Oklahoma		2,768,161

	Oregon - 1.2%

1,325	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31	6/27 at 85.82	1,014,866

335	Oregon Health and Science University, Revenue Bonds, Green Series 2021B-2, 5.000%, 7/01/46, (Mandatory Put 2/01/32)	11/31 at 100.00	374,922

95	Oregon Housing and Community Services Department, Single Family Mortgage Program Revenue Bonds, Series 2021A, 2.250%, 7/01/41	7/30 at 100.00	69,015
	Total Oregon		1,458,803

	Pennsylvania - 3.6%

100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30	No Opt. Call	112,772

100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	102,933

	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
115	5.000%, 11/01/29	11/27 at 100.00	62,123
145	4.000%, 11/01/32	11/27 at 100.00	76,488
125	3.750%, 11/01/42	11/27 at 100.00	65,027

330	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40, (Mandatory Put 2/01/30)	8/29 at 101.50	178,023

235	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 - AGM Insured	6/28 at 100.00	236,405

375	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 3.000%, 9/01/29	No Opt. Call	361,803

225	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put 12/03/29)	12/29 at 100.00	203,997

230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25, (AMT)	No Opt. Call	232,904

150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 5.000%, 5/01/42	4/24 at 100.00	123,220

245	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.400%, 10/01/32, (AMT)	4/27 at 100.00	232,941

25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32, (AMT)	10/27 at 100.00	24,127

170	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	158,972

150	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A, 2.300%, 10/01/35	10/29 at 100.00	123,947

200	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133, 2.350%, 10/01/40	10/29 at 100.00	151,967

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Pennsylvania (continued)
$200	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-139A, 4.000%, 10/01/37	4/32 at 100.00	$198,565

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
440	5.000%, 6/01/29	6/26 at 100.00	457,244
860	5.000%, 6/01/35	6/26 at 100.00	891,288

400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017, 5.000%, 12/01/32	12/27 at 100.00	425,707

75	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	75,094

30	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	28,844
	Total Pennsylvania		4,524,391

	Puerto Rico - 2.8%

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A:
250	5.000%, 7/01/30, 144A	No Opt. Call	266,386
260	5.000%, 7/01/35, 144A	7/30 at 100.00	274,673

49	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	49,276

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
578	0.000%, 7/01/27	No Opt. Call	511,821
165	0.000%, 7/01/29	7/28 at 98.64	135,356
594	0.000%, 7/01/31	7/28 at 91.88	449,389
351	0.000%, 7/01/33	7/28 at 86.06	243,582
207	4.500%, 7/01/34	7/25 at 100.00	208,185
100	5.000%, 7/01/58	7/28 at 100.00	100,410

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
179	4.329%, 7/01/40	7/28 at 100.00	179,258
71	4.329%, 7/01/40	7/28 at 100.00	71,102

	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
150	5.375%, 7/01/25	No Opt. Call	153,041
175	5.625%, 7/01/27	No Opt. Call	186,255
100	5.625%, 7/01/29	No Opt. Call	109,548
119	5.750%, 7/01/31	No Opt. Call	134,296
199	0.000%, 7/01/33	7/31 at 89.94	130,834
177	4.000%, 7/01/33	7/31 at 103.00	176,720
50	4.000%, 7/01/35	7/31 at 103.00	49,152
	Total Puerto Rico		3,429,284

	Rhode Island - 0.4%

100	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Care New England Issue, Refunding Series 2016B, 5.000%, 9/01/36	9/26 at 100.00	96,195

180	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2021 Series 75A, 2.250%, 10/01/41	4/30 at 100.00	130,386

205	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2022 Series 76A, 2.350%, 10/01/36	4/31 at 100.00	166,180

50	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.550%, 10/01/40	10/29 at 100.00	40,370

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Rhode Island (continued)
$100		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2015B, 4.500%, 6/01/45	6/25 at 100.00	$100,152
		Total Rhode Island		533,283

		South Carolina - 0.9%

170		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2021A, 2.050%, 7/01/41	7/30 at 100.00	118,442

975		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023A, 4.750%, 7/01/43	7/32 at 100.00	988,483
		Total South Carolina		1,106,925

		South Dakota - 0.2%

75		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021A, 2.100%, 11/01/41	5/30 at 100.00	52,582

105		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2021B, 2.050%, 11/01/41	5/30 at 100.00	72,825

110		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2022B, 2.300%, 11/01/37	11/30 at 100.00	92,428
		Total South Dakota		217,835

		Tennessee - 0.8%

125		Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A, 4.000%, 12/01/51, (Mandatory Put 9/01/28)	6/28 at 100.68	125,107

165		Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A, 5.500%, 10/01/53, (Mandatory Put 12/01/30)	9/30 at 100.10	176,416

65		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2021-3A, 2.300%, 7/01/41	1/31 at 100.00	48,015

100		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2022-2, 4.050%, 7/01/37	7/31 at 100.00	100,103

375		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2023-3A, 5.200%, 7/01/43	7/32 at 100.00	394,375

100		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-1A, 4.500%, 7/01/44	1/33 at 100.00	100,032

100		Tennessee Housing Development Agency, Residential Finance Program Bonds, Tender Option Bond Trust Series 2023-XL0448, 4.150%, 7/01/38	7/32 at 100.00	101,245
		Total Tennessee		1,045,293

		Texas - 6.8%

		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
40		5.000%, 1/01/28	1/27 at 100.00	40,605
55		5.000%, 1/01/30	1/27 at 100.00	56,029

1,000	(c)	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/31, (Pre-refunded 7/01/25)	7/25 at 100.00	1,020,952

25		City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019, 5.000%, 9/01/34	9/28 at 100.00	26,989

50		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	4/24 at 100.00	50,006

200		Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2015, 4.000%, 2/15/31	2/25 at 100.00	201,230

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas (continued)

$110		Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2022B, 5.000%, 6/01/50, (Mandatory Put 12/01/28)	12/27 at 101.49	$117,314

385		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/26 - AGM Insured	11/24 at 100.00	388,241

705		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A, 0.000%, 12/01/42	12/31 at 68.27	294,079

465		Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2023A, 5.000%, 7/01/32 - AGM Insured, (AMT)	No Opt. Call	521,646

50		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29, (AMT)	7/24 at 100.00	50,019

500		Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014D, 5.000%, 11/15/39	11/24 at 100.00	502,597

200		Klein Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2015A, 4.000%, 8/01/32	8/25 at 100.00	201,279

430		Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/28, (AMT)	11/25 at 100.00	437,158

		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
50		5.000%, 12/01/25	No Opt. Call	49,784
100		5.250%, 12/01/28	12/25 at 100.00	100,664

300		Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2024, 5.000%, 2/15/26, (WI/DD)	No Opt. Call	310,534

100		Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A	4/24 at 103.00	100,035

		North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
245	(c)	7.000%, 9/01/43, (Pre-refunded 9/01/31)	9/31 at 100.00	305,377
500	(c)	6.750%, 9/01/45, (Pre-refunded 9/01/31)	9/31 at 100.00	626,274

110		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Series 2023A, 5.000%, 1/01/27	No Opt. Call	115,745

		Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A:
100		2.750%, 1/01/36, (AMT), 144A	4/24 at 103.00	78,207
300		2.875%, 1/01/41, (AMT), 144A	4/24 at 103.00	216,375
100		3.000%, 1/01/50, (AMT), 144A	4/24 at 103.00	65,170

100		Round Rock, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2021C, 2.000%, 8/15/46	8/30 at 100.00	60,520

100		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A, 2.050%, 9/01/41	3/30 at 100.00	69,514

300		Texas Municipal Gas Acquisition and Supply Corporation IV, Gas Supply Revenue Bonds, Series 2023A, 5.500%, 1/01/54, (Mandatory Put 1/01/30)	7/29 at 100.00	324,819

150		Texas Municipal Gas Acquisition and Supply Corporation IV, Gas Supply Revenue Bonds, Series 2023B, 5.500%, 1/01/54, (Mandatory Put 1/01/34)	7/33 at 100.00	168,012

515		Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A, 4.000%, 12/31/38	12/29 at 100.00	511,407

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Texas (continued)
$150	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A, 4.000%, 6/30/35	12/30 at 100.00	$154,878

500	Texas State, General Obligation Bonds, College Student Loan Series 2023A, 5.000%, 8/01/36, (AMT)	8/33 at 100.00	557,002

500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/34	8/24 at 100.00	502,052

210	Texas Transportation Commission, General Obligation Bonds, Highway Improvement Refunding Series 2024, 5.000%, 4/01/27	No Opt. Call	222,840
	Total Texas		8,447,353

	Utah - 0.2%

250	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2023A, 5.250%, 7/01/36, (AMT)	7/33 at 100.00	284,898
	Total Utah		284,898

	Virginia - 1.0%

	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC Project, Refunding Senior Lien Series 2022:
250	5.000%, 7/01/36, (AMT)	1/32 at 100.00	269,407
150	5.000%, 1/01/38, (AMT)	1/32 at 100.00	159,629
115	5.000%, 12/31/38, (AMT)	12/32 at 100.00	122,860
445	5.000%, 12/31/39, (AMT)	12/32 at 100.00	471,738

150	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40, (Mandatory Put 9/02/25)	No Opt. Call	140,177

105	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40, (Mandatory Put 5/31/24)	No Opt. Call	104,348
	Total Virginia		1,268,159

	Washington - 2.3%

150	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%, 5/01/31, (AMT)	5/27 at 100.00	154,931

400	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/31, (AMT)	5/27 at 100.00	413,150

100	Washington State Housing Finance Commission, Single Family Program Bonds, Series 2021-1N, 2.200%, 6/01/41	6/30 at 100.00	71,978

330	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2021-1 Class A, 3.500%, 12/20/35	No Opt. Call	306,547

600	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax & Vehicle Related Fees, Refunding Series R-2024C, 5.000%, 8/01/27	No Opt. Call	640,749

500	Washington State, General Obligation Bonds, Various Purpose Group 1 Series 2024C, 5.000%, 2/01/26	No Opt. Call	517,144

200	Washington State, General Obligation Bonds, Various Purpose Refunding Series R-2022C, 4.000%, 7/01/27	No Opt. Call	207,035

595	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	4/24 at 100.00	573,367
	Total Washington		2,884,901

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	West Virginia - 0.6%

$100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	$100,304

190	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2010, 0.625%, 12/01/38, (Mandatory Put 12/15/25)	No Opt. Call	176,210

80	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	80,093

265	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29	6/27 at 100.00	264,308

175	West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2024A, 4.400%, 11/01/44	5/33 at 100.00	173,404
	Total West Virginia		794,319

	Wisconsin - 4.5%

500	Milwaukee, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024-N1, 5.000%, 4/01/30 - AGM Insured, (WI/DD)	No Opt. Call	553,876

600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	571,397

345	Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022A-2, 3.700%, 10/01/46, (Mandatory Put 10/01/30)	No Opt. Call	347,153

350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27	5/26 at 100.00	337,801

	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	63,275
175	4.300%, 11/01/30	5/26 at 100.00	172,823

40	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021, 4.000%, 10/01/41	10/28 at 102.00	33,115

80	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Gundersen Health System, Refunding Series 2021A, 4.000%, 10/15/34	10/31 at 100.00	82,864

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2020B-2, 5.000%, 2/15/51, (Mandatory Put 2/15/27)	8/26 at 100.00	204,586

1,555	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/26	12/24 at 100.00	1,570,076

565	Wisconsin Housing and Ecconomic Development Authority, Home Ownership Revenue Bonds, Series 2020A, 2.700%, 9/01/35	9/29 at 100.00	492,943

100	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2021C, 2.500%, 11/01/41	5/31 at 100.00	75,633

100	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2023E, 3.875%, 11/01/54, (Mandatory Put 5/01/27)	11/25 at 100.00	99,653

240	Wisconsin State, General Obligation Bonds, Refunding Series 2024-1, 5.000%, 5/01/32	No Opt. Call	280,601

650	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2024-2, 5.000%, 7/01/26, (WI/DD)	No Opt. Call	678,674
	Total Wisconsin		5,564,470

NIM	Nuveen Select Maturities Municipal Fund (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Wyoming - 0.2%

$235		Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	$213,528

25		Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 2.625%, 12/01/35	6/29 at 100.00	21,618

60		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 1, 4.200%, 12/01/38	6/32 at 100.00	60,757
		Total Wyoming		295,903
		Total Municipal Bonds (cost $120,749,998)		118,854,866

Shares		Description (a)		Value

		COMMON STOCKS - 3.3%

		Utilities - 3.3%
1,886	(d),(e),(f)	Vistra Vision		$4,187,626
		Total Utilities		4,187,626
		Total Common Stocks (cost $1,755,742)		4,187,626

Principal Amount (000)		Description (a)	Coupon	Maturity	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 0.4%
$199		Federal Home Loan Mortgage Corporation, Notes, 2023 23-ML15	4.140%	1/25/40	$191,796
196		Federal Home Loan Mortgage Corporation, Notes, 2022 M068	3.150%	10/15/36	165,546
67		Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021, 2021 21-ML08	1.877%	7/25/37	53,181

106		Freddie Mac Multi-Family ML Certificates, Series ML 10, Series 2021, 2021 ML10	2.032%	1/25/38	80,875
		Total Asset-Backed and Mortgage-Backed Securities (cost $564,419)			491,398
		Total Long-Term Investments (cost $123,070,159)			123,533,890

Principal Amount (000)		Description (a)		Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 3.5%
		MUNICIPAL BONDS - 3.5%

		National - 1.1%
$1,100	(g)	Invesco Value Municipal Income Trust Variable Rate Munifund Term Preferred Shares Series 2015/6 IIM. JP MORGAN CHASE PUTTERS / DRIVERS TR VAR STS CTFS 5028. Ticker Symbol - VGM, 3.100%, 10/09/24, (AMT), (Mandatory Put 4/3/2024), 144A		No Opt. Call	$1,100,000
200	(g)	J P Morgan Chase Putters / Drivers Tr Var Sts - Drivers-Ser 5055, 3.850%, 8/29/26, (AMT), (Mandatory Put 4/3/2024), 144A		11/25 at 100.00	200,000
		Total National			1,300,000

		New York - 1.2%
500	(g)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Adjustable Rate Series AA-6, 3.900%, 6/15/48, (Mandatory Put 4/3/2024)		3/24 at 100.00	500,000
1,000	(g)	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-4, 4.000%, 12/01/47, (Mandatory Put 4/3/2024)		3/24 at 100.00	1,000,000
		Total New York			1,500,000

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Tennessee - 1.2%
$1,500	(g)	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Revenue Bonds, Series 2003C1-A, 3.490%, 6/01/29, (Mandatory Put 4/4/2024)	3/24 at 100.00	$1,500,000
		Total Tennessee		1,500,000
		Total Municipal Bonds (cost $4,300,000)		4,300,000
		Total Short-Term Investments (cost $4,300,000)		4,300,000

		Total Investments (cost $127,370,159) - 102.3%		127,833,890
		Other Assets & Liabilities, Net - (2.3)%		(2,823,812)
		Net Assets Applicable to Common Shares - 100%		$125,010,078

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)

On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”). ENGH has been merged into a newly formed subsidiary of Vistra, Vistra Vision. In connection with the transaction, holders of ENGH common stock received a combination of cash and membership interests in Vistra Vision. These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity.

(f)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(g)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM INVESTMENTS - 99.5%
	MUNICIPAL BONDS - 98.6%

	Alabama - 0.2%

$1,450	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024, 5.250%, 10/01/49	10/33 at 100.00	$1,559,422
	Total Alabama		1,559,422

	Arizona - 3.0%

255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F, 3.000%, 7/01/26	No Opt. Call	250,165

1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Series 2012C, 4.000%, 7/01/38	4/24 at 100.00	1,950,142

1,000	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/51, 144A	7/31 at 100.00	811,155

1,465	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/54, 144A	7/29 at 100.00	1,409,670

2,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	2,070,713

1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	2,009,075

1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A, 5.000%, 7/01/34	7/25 at 100.00	1,274,719

3,185	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	3,397,132

5,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/49, (AMT)	7/29 at 100.00	5,158,996

2,410	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	2,625,216
	Total Arizona		20,956,983

	Arkansas - 0.4%

6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 - AMBAC Insured	No Opt. Call	2,263,621

500	Pulaski County, Arkansas, Hospital Revenue Bonds, Arkansas Children’s Hospital, Series 2023, 5.000%, 3/01/43	3/33 at 100.00	540,281
	Total Arkansas		2,803,902

	California - 16.8%

11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 - AGC Insured	No Opt. Call	5,511,336

4,245	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 - AGM Insured	No Opt. Call	3,394,215

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		California (continued)
$2,840		0.000%, 9/01/30 - AGM Insured	No Opt. Call	$2,350,180
6,740	(c)	0.000%, 9/01/35 - AGM Insured, (ETM)	No Opt. Call	4,750,413
5,760		0.000%, 9/01/35 - AGM Insured	No Opt. Call	3,980,868

120		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	116,652

2,645		Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 - AGM Insured	No Opt. Call	1,920,417

2,440		Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 - AGM Insured	No Opt. Call	2,195,952

		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A:
3,290		0.000%, 10/01/24 - NPFG Insured	No Opt. Call	3,234,279
2,275		0.000%, 10/01/28 - NPFG Insured	No Opt. Call	1,981,728

1,000		Fresno, California, Airport Revenue Bonds, Series 2023A, 5.000%, 7/01/53 - BAM Insured, (AMT)	7/33 at 100.00	1,054,737

6,080	(c)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 - AMBAC Insured, (ETM)	No Opt. Call	5,365,619

6,060		Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 - NPFG Insured	No Opt. Call	5,785,506

1,495		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 - FGIC Insured	No Opt. Call	1,118,483

4,055		Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 - FGIC Insured	No Opt. Call	3,587,427

3,480	(d)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	3,426,761

450		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	573,299

11,985		Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32 - AGM Insured	No Opt. Call	9,260,329

1,195		Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 - AGM Insured	No Opt. Call	1,048,706

		Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A:
4,620		0.000%, 8/01/24 - NPFG Insured	No Opt. Call	4,563,955
3,000		0.000%, 8/01/25 - NPFG Insured	No Opt. Call	2,859,249

8,790		Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 - AMBAC Insured	No Opt. Call	7,367,717

12,240	(c)	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 - FGIC Insured, (ETM)	No Opt. Call	8,895,580

1,500		Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 - AGM Insured	No Opt. Call	1,158,039

		Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A:
8,000		0.000%, 8/01/32	No Opt. Call	6,211,653
8,000		0.000%, 8/01/33	No Opt. Call	6,005,857

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	California (continued)
$3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 - NPFG Insured	No Opt. Call	$2,645,040

2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 - AGM Insured	No Opt. Call	2,646,697

3,510	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	3,665,415

3,570	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, 5.000%, 7/01/48, (AMT)	7/33 at 100.00	3,802,849

2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 - FGIC Insured	No Opt. Call	1,807,292

6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Election of 2004 Series 2007C, 0.000%, 8/01/30	No Opt. Call	4,979,877

1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 - AMBAC Insured	No Opt. Call	941,375
	Total California		118,207,502

	Colorado - 8.6%

4,150	Arkansas River Power Authority, Colorado, Power Supply System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/43	10/28 at 100.00	4,217,400

150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	144,318

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
1,600	5.000%, 8/01/44	8/29 at 100.00	1,670,780
540	4.000%, 8/01/49	8/29 at 100.00	502,916

5,000	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/47	12/27 at 100.00	5,154,420

2,475	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/37	12/30 at 100.00	2,540,775

9,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022A, 5.000%, 11/15/47, (AMT)	11/32 at 100.00	9,562,537

2,275	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022D, 5.750%, 11/15/45, (AMT)	11/32 at 100.00	2,562,562

4,400	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B, 5.000%, 12/01/43	12/28 at 100.00	4,660,911

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 - NPFG Insured	No Opt. Call	5,058,842
8,350	0.000%, 9/01/29 - NPFG Insured	No Opt. Call	6,997,480
1,295	0.000%, 9/01/32 - NPFG Insured	No Opt. Call	974,292
4,475	0.000%, 9/01/33 - NPFG Insured	No Opt. Call	3,237,805

12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 - NPFG Insured	9/26 at 54.77	6,214,014

	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,000	5.000%, 12/01/33	12/25 at 100.00	1,018,303
620	5.000%, 12/01/35	12/25 at 100.00	629,246

5,000	Windy Gap Firming Project Water Activity Enterprise, Colorado, Senior Revenue Bonds, Series 2021, 5.000%, 7/15/51	7/31 at 100.00	5,331,135
	Total Colorado		60,477,736

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Connecticut - 2.7%

$2,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Avon Old Farms School, Series 2021D-1, 2.625%, 7/01/51	7/31 at 100.00	$1,335,957

2,500		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2022U, 4.000%, 7/01/52	7/32 at 100.00	2,367,540

5,100		Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	5,145,463

3,500		Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/26	No Opt. Call	3,645,277

5,390		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2021A, 4.000%, 5/01/40	5/31 at 100.00	5,525,689

750		University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	773,699
		Total Connecticut		18,793,625

		District of Columbia - 1.5%

1,500	(c)	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41, (Pre-refunded 10/01/26) - AGC Insured	10/26 at 100.00	1,619,000

2,000		Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	2,213,062

5,000		Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2023A, 5.250%, 10/01/53, (AMT)	10/32 at 100.00	5,358,556

1,070		Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue Bonds, Green Series 2021A, 4.000%, 7/15/46	7/31 at 100.00	1,040,744
		Total District of Columbia		10,231,362

		Florida - 3.0%

3,690		Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Series 2019A-2, 6.250%, 1/01/49, (AMT), (Mandatory Put 12/18/24), 144A	4/24 at 100.00	3,690,865

6,775		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2023C, 8.250%, 7/01/57, (AMT), (Mandatory Put 8/15/24), 144A	4/24 at 100.00	6,773,578

		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A:
2,000		5.000%, 10/01/42, (AMT)	10/27 at 100.00	2,049,963
1,545		5.000%, 10/01/47, (AMT)	10/27 at 100.00	1,574,238

1,500		Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	1,507,890

5,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/40, (AMT)	10/27 at 100.00	5,144,361
		Total Florida		20,740,895

		Georgia - 1.1%

3,665		Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of Atlanta, Inc. Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	3,517,060

3,775		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023D, 5.000%, 12/01/54, (Mandatory Put 12/01/30)	9/30 at 100.08	3,969,414
		Total Georgia		7,486,474

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	Guam - 1.5%

$7,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	$7,317,807

1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/25	6/24 at 100.00	1,744,091

1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	1,489,658
	Total Guam		10,551,556

	Hawaii - 1.0%

6,895	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/41, (AMT)	7/25 at 100.00	6,936,899
	Total Hawaii		6,936,899

	Idaho - 3.8%

5,000	Boise City Water Renewal System, Idaho, Revenue Bonds, Refunding Series 2022, 5.000%, 9/01/47	9/32 at 100.00	5,395,474

1,600	Boise State University, Idaho, General Revenue Bonds, Series 2023A, 5.000%, 4/01/48	4/33 at 100.00	1,751,166

10,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	4/24 at 100.00	10,000,789

1,220	Idaho Housing & Finance Association, Idaho, Sales Tax Revenue Bonds, Transportation Expansion & Congestion Mitigation Fund, Series 2023A, 5.250%, 8/15/48	8/33 at 100.00	1,356,988

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, The College of Idaho Project, Series 2023:
2,000	5.625%, 11/01/43, 144A	11/33 at 100.00	2,087,010
6,000	5.875%, 11/01/53, 144A	11/33 at 100.00	6,216,933
	Total Idaho		26,808,360

	Illinois - 8.3%

2,050	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	2,149,368

1,790	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/30	12/27 at 100.00	1,845,733

725	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	758,578

3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 - FGIC Insured	No Opt. Call	3,232,600

55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 - FGIC Insured	No Opt. Call	45,671

880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	922,026

1,500	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023C, 5.000%, 1/01/41	1/34 at 100.00	1,612,753

5,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Series 2023A, 5.250%, 1/01/53 - AGM Insured	7/33 at 100.00	5,432,001

1,190	Chicago, Illinois, Water Revenue Bonds, Second Lien Series 2023A, 5.250%, 11/01/53 - AGM Insured	5/33 at 100.00	1,291,320

2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A, 4.000%, 1/01/46	1/32 at 100.00	2,428,220

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Illinois (continued)
		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$1,720		0.000%, 12/15/29 - NPFG Insured	No Opt. Call	$1,416,668
765		0.000%, 6/15/30	9/23 at 67.44	619,062
45	(c)	0.000%, 6/15/30, (ETM)	No Opt. Call	37,201
2,500		0.000%, 12/15/30 - NPFG Insured	No Opt. Call	1,988,928
17,195		0.000%, 12/15/31 - NPFG Insured	No Opt. Call	13,185,577
1,350		0.000%, 6/15/35 - NPFG Insured	No Opt. Call	901,073
15,000		0.000%, 12/15/36 - NPFG Insured	No Opt. Call	9,327,808
2,000		0.000%, 6/15/37 - NPFG Insured	No Opt. Call	1,210,765
9,370		0.000%, 6/15/39 - NPFG Insured	No Opt. Call	5,069,071

5,000		Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	5,051,232
		Total Illinois		58,525,655

		Indiana - 1.3%

1,600		Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 - AGM Insured	No Opt. Call	1,285,537

2,040		Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	2,064,547

5,060		Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	4,701,710

500		Northern Indiana Commuter Transportation District, Indiana, Limited Obligation Revenue Bonds, Series 2024, 5.250%, 1/01/49	7/34 at 100.00	554,538

1,000		Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 - AGM Insured	No Opt. Call	866,374
		Total Indiana		9,472,706

		Iowa - 0.2%

1,165		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, 5.000%, 12/01/50, (Mandatory Put 12/01/42)	12/29 at 103.00	1,234,644
		Total Iowa		1,234,644

		Kentucky - 0.1%

805		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 6.750%, 7/01/43	7/31 at 100.00	924,911
		Total Kentucky		924,911

		Louisiana - 0.3%

1,870		Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 - AGM Insured	12/27 at 100.00	1,942,564
		Total Louisiana		1,942,564

		Massachusetts - 4.6%

		Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1:
10,000		4.000%, 10/01/46	10/26 at 100.00	9,772,525
2,230		5.000%, 10/01/46	10/26 at 100.00	2,281,918

6,500		Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/46	12/26 at 100.00	6,633,576

600		Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	547,205

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Massachusetts (continued)
$3,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015B, 4.000%, 5/01/45	5/23 at 100.00	$2,944,972

2,415		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	2,503,415

5,000		Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Sustainability Green Series 2022A, 5.000%, 6/01/50	6/31 at 100.00	5,333,077

1,000		Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding Series 2013, 4.000%, 1/15/30	4/24 at 100.00	1,000,254

		University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1:
480		5.000%, 11/01/39	11/24 at 100.00	483,035
255	(c)	5.000%, 11/01/39, (Pre-refunded 11/01/24)	11/24 at 100.00	257,176
220	(c)	5.000%, 11/01/39, (Pre-refunded 11/01/24)	11/24 at 100.00	221,878
210	(c)	5.000%, 11/01/39, (Pre-refunded 11/01/24)	11/24 at 100.00	211,792
		Total Massachusetts		32,190,823

		Michigan - 1.6%

5,000		Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2024A, 5.250%, 7/01/54	7/34 at 100.00	5,526,547

385		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	393,580

4,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/35	10/26 at 100.00	4,161,240

1,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023B, 5.500%, 12/01/48 - AGM Insured, (AMT)	12/33 at 100.00	1,106,271
		Total Michigan		11,187,638

		Minnesota - 0.8%

1,500		Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2024, 5.250%, 1/01/54	1/34 at 100.00	1,629,548

3,850		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 6.000%, 9/01/51	9/26 at 100.00	3,897,074
		Total Minnesota		5,526,622

		Missouri - 2.7%

5,000		Jackson County, Missouri, Special Obligation Bonds, Series 2023A, 5.250%, 12/01/47	12/33 at 100.00	5,496,563

7,000		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, 5.000%, 3/01/54, (AMT)	3/29 at 100.00	7,094,809

5,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1, 0.000%, 4/15/30 - AMBAC Insured	No Opt. Call	4,078,857

2,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	4/24 at 100.00	2,001,195
		Total Missouri		18,671,424

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Nebraska - 1.3%

$3,550		Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Refunding Series 2023A-1, 5.000%, 5/01/54, (Mandatory Put 11/01/29)	8/29 at 100.13	$3,756,045

		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
545		4.125%, 11/01/36	11/25 at 100.00	548,264
2,700		5.000%, 11/01/45	11/25 at 100.00	2,732,961

		Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
250		5.000%, 7/01/26	7/25 at 100.00	252,913
305		5.000%, 7/01/27	7/25 at 100.00	308,816

500	(c)	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39, (Pre-refunded 6/15/24)	6/24 at 100.00	501,169

1,000		University of Nebraska Facilities Corporation, Nebraska, Facilities Program Bonds, Green Series 2021B, 5.000%, 7/15/51	7/31 at 100.00	1,065,575
		Total Nebraska		9,165,743

		Nevada - 0.7%

1,710		Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/37	9/27 at 100.00	1,753,324

3,000		Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/34	12/24 at 100.00	3,030,033
		Total Nevada		4,783,357

		New Hampshire - 0.3%

2,250		New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2003, 3.125%, 8/01/24, (AMT)	No Opt. Call	2,241,951
		Total New Hampshire		2,241,951

		New Jersey - 5.4%

3,495		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	4/24 at 100.00	3,503,484

940		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 - AGM Insured, (AMT)	4/24 at 100.00	940,097

2,000	(c)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31, (Pre-refunded 12/15/26)	12/26 at 100.00	2,134,197

		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
305		5.000%, 7/01/28 - AGM Insured	7/25 at 100.00	310,267
260		5.000%, 7/01/29 - AGM Insured	7/25 at 100.00	264,714

		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
4,900		0.000%, 12/15/28 - AMBAC Insured	No Opt. Call	4,218,107
35,000		0.000%, 12/15/34 - AGM Insured	No Opt. Call	24,807,377

2,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/29	6/25 at 100.00	2,044,357
		Total New Jersey		38,222,600

		New Mexico - 0.7%

1,000		Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds, School Building Series 2015, 5.000%, 9/01/28	9/25 at 100.00	1,021,771

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	New Mexico (continued)
$3,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42, (AMT)	4/24 at 100.00	$3,006,726

1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2016A, 4.500%, 6/01/36	6/26 at 100.00	1,044,523
	Total New Mexico		5,073,020

	New York - 3.8%

2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48, (Mandatory Put 11/15/24)	No Opt. Call	2,011,649

1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37	6/25 at 100.00	1,278,506

3,775	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series BB-2, 5.250%, 6/15/47	12/33 at 100.00	4,221,989

10,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A, 4.000%, 3/15/45	9/30 at 100.00	9,710,255

2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Four Series 2022, 5.250%, 8/01/47, (AMT)	8/32 at 100.00	2,690,030

5,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1, 5.250%, 5/15/59	5/34 at 100.00	5,503,785

1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/24	No Opt. Call	999,353
	Total New York		26,415,567

	North Carolina - 0.2%

1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2023B, 5.000%, 7/01/48, (AMT)	7/33 at 100.00	1,063,643
	Total North Carolina		1,063,643

	Ohio - 0.2%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	947,115

250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29	No Opt. Call	236,677
	Total Ohio		1,183,792

	Oklahoma - 1.0%

1,230	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/38	8/28 at 100.00	1,256,880

5,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2023, 5.500%, 1/01/53	1/32 at 100.00	5,533,755
	Total Oklahoma		6,790,635

	Oregon - 2.7%

1,505	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36	6/27 at 100.00	1,580,126

60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 5.000%, 6/15/40	6/27 at 100.00	62,402

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Oregon (continued)
$500		Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A, 5.000%, 11/15/52	11/25 at 102.00	$466,177

2,000		Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/41	6/27 at 53.27	896,712

2,130		Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2020A, 5.000%, 8/15/50	8/30 at 100.00	2,220,299

2,000		Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	2,024,535

5,000		Oregon Health and Science University, Revenue Bonds, Green Series 2021A, 4.000%, 7/01/44	1/32 at 100.00	4,899,939

2,500		Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Refunding Series 2016A, 5.000%, 5/15/46	5/26 at 100.00	2,538,584

750		Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	796,819

		Yamhill County, Oregon, Revenue Bonds, George Fox University Project, Refunding Series 2021:
1,500		4.000%, 12/01/36	12/31 at 100.00	1,501,622
1,875		4.000%, 12/01/41	12/31 at 100.00	1,835,515
		Total Oregon		18,822,730

		Pennsylvania - 0.9%

1,500		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47	4/31 at 100.00	1,206,925

		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of Higher Education, Series 2016AT-1:
4,935		5.000%, 6/15/31	6/26 at 100.00	5,086,606
65	(c)	5.000%, 6/15/31, (Pre-refunded 6/15/26)	6/26 at 100.00	67,687
		Total Pennsylvania		6,361,218

		Puerto Rico - 2.5%

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
21,600		0.000%, 7/01/46	7/28 at 41.38	6,923,265
2,550		4.750%, 7/01/53	7/28 at 100.00	2,549,822

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
4,000		4.329%, 7/01/40	7/28 at 100.00	4,005,769
3,624		4.784%, 7/01/58	7/28 at 100.00	3,614,944

536		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022, 0.000%, 11/01/51	No Opt. Call	315,888
		Total Puerto Rico		17,409,688

		South Dakota - 0.1%

1,000		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	1,026,256
		Total South Dakota		1,026,256

		Tennessee - 0.7%

5,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/49, (AMT)	7/30 at 100.00	5,202,182
		Total Tennessee		5,202,182

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Texas - 8.0%

$ 4,675	(c)	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2016, 5.000%, 6/15/46, (Pre-refunded 6/15/25)	6/25 at 100.00	$4,762,782

		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
110	(c)	5.000%, 1/01/33, (Pre-refunded 7/01/25)	7/25 at 100.00	112,305
85	(c)	5.000%, 1/01/34, (Pre-refunded 7/01/25)	7/25 at 100.00	86,781
240	(c)	5.000%, 1/01/35, (Pre-refunded 7/01/25)	7/25 at 100.00	245,028

1,160		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	1,170,514

2,500		Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A, 4.000%, 10/01/35	10/27 at 100.00	2,539,109

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
520		0.000%, 11/15/24 - NPFG Insured	No Opt. Call	506,360
110	(c)	0.000%, 11/15/24 - NPFG Insured, (ETM)	No Opt. Call	107,193
2,935		0.000%, 11/15/30 - NPFG Insured	No Opt. Call	2,277,088
480	(c)	0.000%, 11/15/30 - NPFG Insured, (ETM)	No Opt. Call	384,206
1,405		0.000%, 11/15/32 - NPFG Insured	11/31 at 94.05	978,525
2,510		0.000%, 11/15/36 - NPFG Insured	11/31 at 73.51	1,329,968
12,480		0.000%, 11/15/41 - NPFG Insured	11/31 at 53.78	4,648,967

		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
2,235		0.000%, 11/15/32 - NPFG Insured	11/24 at 62.71	1,364,665
4,230		0.000%, 11/15/35 - NPFG Insured	11/24 at 52.47	2,158,354

		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
3,045		0.000%, 11/15/34 - NPFG Insured	11/30 at 78.27	1,896,861
8,110		0.000%, 11/15/38 - NPFG Insured	11/30 at 61.17	3,823,322

575		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 - AMBAC Insured	No Opt. Call	565,276

5,325		Irving Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023, 5.000%, 2/15/41	8/32 at 100.00	5,961,163

13,410		Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Schoolhouse Series 2023A, 5.000%, 2/15/53	2/33 at 100.00	14,503,134

1,500		Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2024, 5.000%, 2/15/50, (WI/DD)	2/28 at 100.00	1,558,396

430		Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, (AMT), 144A	4/24 at 103.00	430,150

		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
290	(c)	6.200%, 1/01/42, (Pre-refunded 1/01/25) - AGC Insured	1/25 at 100.00	295,497
2,000	(c)	6.500%, 1/01/43, (Pre-refunded 1/01/25)	1/25 at 100.00	2,041,546

200		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	194,273

2,410		Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 - AMBAC Insured	No Opt. Call	2,288,114
		Total Texas		56,229,577

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		Utah - 0.3%

$ 2,095		Millard School District, Utah, Lease Revenue Bonds, Local Building Authority Series 2024, 5.000%, 5/15/49 - BAM Insured	5/34 at 100.00	$2,268,097
		Total Utah		2,268,097

		Virgin Islands - 0.2%

1,645		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/39	10/32 at 100.00	1,720,243
		Total Virgin Islands		1,720,243

		Washington - 5.1%

5,000		Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%, 4/01/44, (AMT)	4/29 at 100.00	5,172,903

3,485		Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2021C, 5.000%, 8/01/46, (AMT)	8/31 at 100.00	3,644,489

860		Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds, Series 2014, 5.000%, 12/01/28	6/24 at 100.00	861,546

4,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	4/24 at 100.00	4,006,334

5,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38	10/24 at 100.00	4,980,595

8,390		Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B. Exchange Purchase, 4.000%, 7/01/58	7/31 at 100.00	7,719,019

5,710		Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	5,772,473

2,060		Washington State, General Obligation Bonds, Various Purpose Series 2016A-1, 5.000%, 8/01/39	8/25 at 100.00	2,090,340

2,115		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 - NPFG Insured	No Opt. Call	1,887,716
		Total Washington		36,135,415

		Wisconsin - 1.0%

3,290		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	4/24 at 100.00	3,291,411

3,855		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	3,967,019
		Total Wisconsin		7,258,430

		Total Municipal Bonds (cost $649,171,933)		692,605,847

Shares		Description (a)		Value

		COMMON STOCKS - 0.9%

		Utilities - 0.9%
2,770	(e),(f),(g)	Vistra Vision		$6,149,799
		Total Utilities		6,149,799
		Total Common Stocks (cost $2,699,742)		6,149,799
		Total Long-Term Investments (cost $651,871,675)		698,755,646
		Other Assets & Liabilities, Net - 0.5%		3,572,503
		Net Assets Applicable to Common Shares - 100%		$702,328,149

NXP	Nuveen Select Tax-Free Income Portfolio (continued)
Portfolio of Investments March 31, 2024

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)

On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”). ENGH has been merged into a newly formed subsidiary of Vistra, Vistra Vision. In connection with the transaction, holders of ENGH common stock received a combination of cash and membership interests in Vistra Vision. These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity.

(g)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

Statement of Assets and Liabilities

March 31, 2024	NIM	NXP
ASSETS

Long-term investments, at value†	$123,533,890	$698,755,646

Short-term investments, at valueà	4,300,000	–

Cash	–	275,175

Receivables:

Interest	1,329,956	6,389,650

Investments sold	549,583	7,420,000

Deferred offering costs	–	242,185

Other	7,554	131,949

Total assets	129,720,983	713,214,605

LIABILITIES

Cash overdraft	843,287	–

Payables:

Management fees	48,709	111,671

Dividends	317,121	2,214,150

Interest	66	–

Investments purchased - regular settlement	1,577,532	6,775,000

Investments purchased - when-issued/delayed-delivery settlement	1,877,933	1,553,130

Accrued expenses:

Custodian fees	32,300	49,630

Investor relations	2,063	7,366

Trustees fees	2,137	125,474

Professional fees	2,845	4,526

Shareholder reporting expenses	6,098	26,964

Shareholder servicing agent fees	362	3,122

Other	452	15,423

Total liabilities	4,710,905	10,886,456

Net assets applicable to common shares	$125,010,078	$702,328,149

Common shares outstanding	12,446,597	47,937,985

Net asset value (“NAV”) per common share outstanding	$10.04	$14.65

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

Common shares, $0.01 par value per share	$124,466	$479,380

Paid-in capital	123,856,804	671,495,834

Total distributable earnings (loss)	1,028,808	30,352,935

Net assets applicable to common shares	$125,010,078	$702,328,149

Authorized shares:

Common	Unlimited	Unlimited

† Long-term investments, cost	$123,070,159	$651,871,675

à Short-term investments, cost	$4,300,000	$–

See Notes to Financial Statements

Statement of Operations

Year Ended March 31, 2024	NIM	NXP

INVESTMENT INCOME

Interest	$4,565,981	$30,178,334

Total investment income	4,565,981	30,178,334

EXPENSES

Management fees	566,015	1,282,037

Shareholder servicing agent fees	2,195	19,036

Interest expense	1,708	19,585

Trustees fees	4,654	25,708

Custodian expenses, net	55,291	37,400

Investor relations expenses	6,258	33,222

Professional fees	39,175	66,758

Shareholder reporting expenses	17,720	58,534

Stock exchange listing fees	7,415	7,142

Other	15,441	41,045

Total expenses	715,872	1,590,467

Net investment income (loss)	3,850,109	28,587,867

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:

Investments	1,108,535	(2,647,731)

Net realized gain (loss)	1,108,535	(2,647,731)

Change in unrealized appreciation (depreciation) on:

Investments	(577,161)	5,458,669

Net change in unrealized appreciation (depreciation)	(577,161)	5,458,669

Net realized and unrealized gain (loss)	531,374	2,810,938

Net increase (decrease) in net assets applicable to common shares from operations	$4,381,483	$31,398,805

See Notes to Financial Statements

Statement of Changes in Net Assets

	NIM		NXP
	Year Ended 3/31/24	Year Ended 3/31/23	Year Ended 3/31/24	Year Ended 3/31/23

OPERATIONS

Net investment income (loss)	$3,850,109	$3,510,912	$28,587,867	$23,834,378

Net realized gain (loss)	1,108,535	(609,605)	(2,647,731)	(9,161,030)

Net change in unrealized appreciation (depreciation)	(577,161)	(2,678,287)	5,458,669	(14,972,548)

Net increase (decrease) in net assets applicable to common shares from operations	4,381,483	223,020	31,398,805	(299,200)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends	(3,883,338)	(3,379,252)	(27,510,589)	(25,973,777)

Total distributions	(3,883,338)	(3,379,252)	(27,510,589)	(25,973,777)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	–	–	15,928,457	–

Reinvestments of distributions	–	–	455,655	79,642

Net increase (decrease) applicable to common shares from capital share transactions	–	–	16,384,112	79,642

Net increase (decrease) in net assets applicable to common shares	498,145	(3,156,232)	20,272,328	(26,193,335)

Net assets applicable to common shares at the beginning of the period	124,511,933	127,668,165	682,055,821	708,249,156

Net assets applicable to common shares at the end of the period	$125,010,078	$124,511,933	$702,328,149	$682,055,821

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Net Asset Value, End of Period	Share Price, End of Period
NIM
3/31/24	$10.00	$0.31	$0.04	$0.35	$(0.31)	$–	$(0.31)	$–		$10.04	$8.99
3/31/23	10.26	0.28	(0.27)	0.01	(0.27)	–	(0.27)	–		10.00	9.23
3/31/22	10.77	0.27	(0.51)	(0.24)	(0.27)	–	(0.27)	–		10.26	9.58
3/31/21	10.44	0.29	0.41	0.70	(0.32)	(0.05)	(0.37)	–		10.77	10.68
3/31/20	10.56	0.31	(0.11)	0.20	(0.32)	–	(0.32)	–		10.44	9.77
NXP
3/31/24	14.57	0.60	0.06	0.66	(0.58)	–	(0.58)	–(d	)	14.65	14.44
3/31/23	15.13	0.51	(0.51)	–	(0.56)	–	(0.56)	–		14.57	14.31
3/31/22	16.34	0.43	(1.09)	(0.66)	(0.55)	–	(0.55)	–		15.13	14.43
3/31/21	15.77	0.59	0.53	1.12	(0.55)	–	(0.55)	–		16.34	17.39
3/31/20	15.51	0.58	0.23	0.81	(0.55)	–	(0.55)	–		15.77	14.97

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

3.61%	0.85%	$125,010	0.58%	3.13%	23%
0.17	(0.79)	124,512	0.57	2.84	21
(2.31)	(7.98)	127,668	0.56	2.54	13
6.73	13.22	134,048	0.56	2.69	12
1.83	1.14	129,879	0.56	2.88	13

4.70	5.11	702,328	0.23	4.21	26
0.07	3.19	682,056	0.24	3.53	22
(4.24)	(14.16)	708,249	0.29	3.26	13
7.16	20.16	271,091	0.26	3.64	10
5.19	5.89	261,438	0.26	3.60	10

(c)

● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

● The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

	NIM	NXP

3/31/24	–%	–%
3/31/23	–	–
3/31/22	–	–
3/31/21	–	–
3/31/20	–	–

(d)	Value rounded to zero.

See Notes to Financial Statements

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Select Maturities Municipal Fund (NIM)

•	Nuveen Select Tax-Free Income Portfolio (NXP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NIM and NXP were organized as Massachusetts business trusts on July 23, 1992 and January 29, 1992, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is March 31, 2024, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2024 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Funds.

Developments Regarding the Fund’s Control Share By-Law: On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Funds’ Board of Trustees (the “Board”) amended the Fund’s by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Board of the Funds Amended and Restated By-Laws to eliminate the “control share” provisions.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits
NIM	$2,979

NXP	17,116

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financials.

New Accounting Pronouncement: In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. During the current fiscal period, the Funds adopted the new guidance and there was no material impact to the Funds.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Notes to Financial Statements (continued)

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NIM	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$118,854,866	$–	$118,854,866
Common Stocks	–	–	4,187,626	4,187,626
Asset-Backed and Mortgage-Backed Securities	–	491,398	–	491,398
Short-Term Investments:
Municipal Bonds	–	4,300,000	–	4,300,000
Total	$–	$123,646,264	$4,187,626	$127,833,890

NXP	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$–	$692,605,847	$–	$692,605,847
Common Stocks	–	–	6,149,799	6,149,799
Total	$–	$692,605,847	$6,149,799	$698,755,646

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described later in these Notes to Financial Statements.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	NIM	NXP

	Level 3	Level 3
	Common Stocks	Common Stocks

Balance at the beginning of period	$-	$-
Gains (losses):
Net realized gains (losses)	-	-
Change in net unrealized appreciation (depreciation)	-	-
Purchases at cost	-	-
Sales at proceeds	-	-
Net discounts (premiums)	-	-
Transfers into	4,187,626	6,149,799
Transfers (out of)	-	-

Balance at the end of period	$4,187,626	$6,149,799

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(888,815)	$(1,305,282)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
NIM	Common Stocks	$4,187,626	Enterprise Value	EBITDA Multiples	9.25-11.25	N/A

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average
NXP	Common Stocks	$6,149,799	Enterprise Value	EBITDA Multiples	9.25-11.25	N/A

4.	Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component

Notes to Financial Statements (continued)

of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales
NIM	$27,197,763	$187,515	$26,227,379	$2,408

NXP	187,092,735	–	176,325,175	–

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.	Derivative Investments

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, where applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

6.	Fund Shares

Common Shares Equity Shelf Programs and Offering Costs: NXP has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NXP
	Year Ended 3/31/24[1]	Year Ended 3/31/23
Additional authorized common shares	14,000,000	-
Common shares sold	1,101,796	-
Offering proceeds, net of offering costs	15,928,457	-

[1]	Represents additional authorized shares for the period July 5, 2023 through March 31, 2024.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NIM		NXP
	Year Ended 3/31/24	Year Ended 3/31/23	Year Ended 3/31/24	Year Ended 3/31/23
Common Shares:
Sold through shelf offering	–	–	1,101,796	–
Issued to shareholders due to reinvestment of distributions	–	–	31,500	5,577
Total	–	–	1,133,296	5,577
Weighted average common share:
Price per share repurchased and retired	$-	$-	$14.46	$-
Premium to NAV per shelf offering common share sold	-%	-%	0.56%	-%

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to paydowns and taxable market discount. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NIM	$127,257,484	$5,281,934	$(4,705,528)	$576,406

NXP	647,964,929	55,222,740	(4,432,023)	50,790,717

Notes to Financial Statements (continued)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NIM	$344,570	$13	$431,431	$576,406	$–	$–	$(323,612)	$1,028,808

NXP	4,088,345	196	–	50,790,717	(22,202,680)	–	(2,323,643)	30,352,935

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2024 and paid on April 1, 2024.

The tax character of distributions paid was as follows:

	3/31/24			3/31/23

Fund	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains
NIM	$3,883,118	$220	$–	$3,374,517	$4,735	$–

NXP	27,510,589	–	–	25,970,338	3,439	–

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NIM	$–	$–	$–

NXP[1]	5,876,054	16,326,626	22,202,680

[1]	A portion of NXP’s capital loss carryforwards is subject to a limitation under the Internal Revenue Code and related regulations.

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

NIM	$680,298

NXP	–

8.	Management Fees and Other Transactions with Affiliates

 The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets*	NIM Fund-Level Fee Rate

For the first $125 million	0.3000%

For the next $125 million	0.2875

For the next $250 million	0.2750

For the next $500 million	0.2625

For the next $1 billion	0.2500

For the next $3 billion	0.2250

For managed assets over $5 billion	0.2125

Average Daily Net Assets*	NXP Fund-Level Fee Rate

For the first $125 million	0.0500%

For the next $125 million	0.0375

For the next $250 million	0.0250

For the next $500 million	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level

$55 billion	0.2000%

$56 billion	0.1996

$57 billion	0.1989

$60 billion	0.1961

$63 billion	0.1931

$66 billion	0.1900

$71 billion	0.1851

$76 billion	0.1806

$80 billion	0.1773

$91 billion	0.1691

$125 billion	0.1599

$200 billion	0.1505

$250 billion	0.1469

$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2024, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
NIM	0.1600%

NXP	0.1600%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
NIM	$–	$–	$–

NXP	3,892,389	5,123,173	(629,712)

9.	Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day,

$2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than ongoing leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The current credit facility was entered into on June 21, 2023 expiring on June 19, 2024, replacing the previous facility, which expired June 2023.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid

Notes to Financial Statements (continued)

administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance
NIM	$–

NXP	3,860,765

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NIM	–	$–	–%
NXP	10	2,897,671	6.46

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowings and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10.	Subsequent Events

Management Fees: As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of each Fund’s average daily managed assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee listed within this report plus 0.1600%. The overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee

For the first $124.3 billion	0.1600%

For the next $75.7 billion	0.1350

For the next $200 billion	0.1325

For eligible assets over $400 billion	0.1300

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

Investment Objective

The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary investment objective is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

•	The Fund may invest up to 15%of its Managed Assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.**

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

•	The Fund may invest up to 15%of its Managed Assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of less than 15 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and (iii) policy of investing at least 80% of its Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities, including municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Shareholder Update (Unaudited) (continued)

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update (Unaudited) (continued)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.

Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•

The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt

Shareholder Update (Unaudited) (continued)

obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments. The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage because the Fund’s investment exposure to the underlying bonds held by the trust have been effectively financed by the trust’s issuance of floating rate certificates.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risk	NIM	NXP

Portfolio Level Risks

Alternative Minimum Tax Risk	X	X

Below Investment Grade Risk	X	X

Call Risk	X	X

Credit Risk	X	X

Credit Spread Risk	X	X

Defaulted or Distressed Securities Risk	X	X

Deflation Risk	X	X

Derivatives Risk	X	X

Duration Risk	X	X

Economic Sector Risk	X	X

Financial Futures and Options Transactions Risk	X	X

Hedging Risk	X	X

Illiquid Investments Risk	X	X

Income Risk	X	X

Inflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Inverse Floating Rate Securities Risk	X	X

Municipal Securities Market Liquidity Risk	X	X

Municipal Securities Market Risk	X	X

Other Investment Companies Risk	X	X

Puerto Rico Municipal Securities Market Risk	X	X

Reinvestment Risk	X	X

Special Risks Related to Certain Municipal Obligations	X	X

Swap Transactions Risk	X	X

Tax Risk	X	X

Taxability Risk	X	X

Tobacco Settlement Bond Risk	X	X

Unrated Securities Risk	X	X

Valuation Risk	X	X

Zero Coupon Bonds Risk	X	X

Shareholder Update (Unaudited) (continued)

Risk	NIM	NXP
Fund Level and Other Risks

Anti-Takeover Provisions	X	X

Counterparty Risk	X	X

Cybersecurity Risk	X	X

Economic and Political Events Risk	X	X

Fund Tax Risk	X	X

Global Economic Risk	X	X

Investment and Market Risk	X	X

Legislation and Regulatory Risk	X	X

Market Discount from Net Asset Value	X	X

Recent Market Conditions	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Defaulted or Distressed Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Shareholder Update (Unaudited) (continued)

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and startup utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

Shareholder Update (Unaudited) (continued)

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Shareholder Update (Unaudited) (continued)

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022 the Board of the Funds suspended the Control-Share By-Law provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share By-Law provisions in their entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.

Shareholder Update (Unaudited) (continued)

Portfolio Managers

Nuveen Select Maturities Municipal Fund (“NIM”)

Effective October 13, 2023, Steven Hlavin has been added as a portfolio manager to the Fund. Paul Brennan continues to serve as a portfolio manager of the Fund.

Nuveen Select Tax-Free Income Portfolio (“NXP”)

Effective October 13, 2023, Stephen J. Candido was added as a portfolio manager to the Fund. Michael Hamilton continues to serve as a portfolio manager of the Fund.

UPDATED DISCLOSURES FOR THE FUND’S EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended March 31, 2024.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses
Maximum Sales Charge (as a percentage of offering price (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)

Management Fees	0.19%

Interest and Other Related Expenses (2)	0.00%

Other Expenses (3)	0.04%
Total Annual Expenses	0.23%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended March 31, 2024.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended March 31, 2024. The types of leverage used by the Fund during the fiscal year ended March 31, 2024 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$12	$17	$23	$39

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Shareholder Update (Unaudited) (continued)

	Market Price		NAV		Premium/(Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low

March 2024	$14.88	$14.38	$14.76	$14.53	0.88%	(1.43)%
December 2023	$14.80	$12.95	$14.76	$13.54	1.30%	(4.50)%
September 2023	$14.65	$13.22	$14.51	$13.75	1.68%	(4.26)%
June 2023	$14.65	$14.20	$14.75	$14.23	0.84%	(2.92)%
March 2023	$14.85	$13.91	$14.75	$14.26	2.17%	(3.34)%
December 2022	$14.06	$12.91	$14.48	$13.63	(2.16)%	(7.19)%
September 2022	$14.41	$12.96	$14.91	$13.82	(1.33)%	(6.49)%
June 2022	$14.45	$13.24	$15.15	$14.28	(2.76)%	(7.35)%

The following table shows, as of March 31, 2024 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

March 31, 2024

NAV per Common Share	$ 14.65

Market Price	$ 14.44

Percentage of Premium/(Discount) to NAV per Common Share	(1.43)%

Net Assets Attributable to Common Shares	$ 702,328,149

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before March 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NIM	$–

NXP	–

Additional Fund Information

(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock

Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NIM	NXP

Common shares repurchased	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

[This page intentionally left blank.]

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation Board (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	216

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.	210

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).	210

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011- 2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.	216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018- 2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008-2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010-2019); formerly, Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2011-2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).	215

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with TIAA.

James Nelson III 1976 730 Third Avenue New York, NY 10017	Vice President	2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, Risk, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

Board Members serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com         EAN-A-0324P 3543972-INV-Y-05/25

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
March 31, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

March 31, 2023	$28,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
March 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

March 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
March 31, 2024	$0	$0	$0	$0
March 31, 2023	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Paul Brennan, CFA, is a portfolio manager for a number of tax-exempt fixed income portfolios at Nuveen. He also oversees several national and state-specific municipal closed-end funds. Paul also has responsibility for tax-exempt open-end funds that allocate to both investment grade and high yield municipals. He began his career in the investment industry in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial. Previously, he audited mutual funds and investment advisors as a member of Deloitte & Touche’s audit group. He earned his B.S. in Accountancy and Finance from Wright State University. He is a registered CPA (inactive) and a member of the American Institute of Certified Public Accountants. He also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute.

Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt portfolios including the Kansas Municipal Bond, Louisiana Municipal Bond and Wisconsin Municipal Bond Strategies. He is also responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	15	$29.19 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$50.70 million

Steven M. Hlavin	Registered Investment Company	12	$19 billion
	Other Pooled Investment Vehicles	1	$394.35 million
	Other Accounts	0	$0

* Assets are as of March 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF NIM SECURITIES AS OF MARCH 31, 2024

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul Brennan	X
Steven M. Hlavin	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Date: June 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2024

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2024